QUANTUM COMPUTING INC.

OTCQB:QUBT



Leading the Industry with Superior Performance for Quantum-Ready Applications

Corporate Presentation
October 2020

Important Cautions Regarding Forward-Looking Statements

QUANTUM COMPUTING INC.
OTCQB:QUBT

This presentation contains forward-looking statements as defined within Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. By their nature, forward-looking statements and forecasts involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the near future. Those statements include statements regarding the intent, belief or current expectations of Quantum Computing Inc. ("Company"), and members of its management as well as the assumptions on which such statements are based. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements.

The Company undertakes no obligation to update or revise forward-looking statements to reflect changed conditions. Statements in this presentation that are not descriptions of historical facts are forward-looking statements relating to future events, and as such all forward-looking statements are made pursuant to the Securities Litigation Reform Act of 1995.

Statements may contain certain forward-looking statements pertaining to future anticipated or projected plans, performance and developments, as well as other statements relating to future operations and results. Any statements in this presentation that are not statements of historical fact may be considered to be forward-looking statements. Words such as "may," "will," "expect," "believe," "anticipate," "estimate," "intends," "goal," "objective," "seek," "attempt," "aim to", or variations of these or similar words, identify forward-looking statements. These risks and uncertainties include, but are not limited to, those described in Item 1A in the Company's Annual Report on Form 10-K, which is expressly incorporated herein by reference, and other factors as may periodically be described in the Company's filings with the SEC.

Mukai™, QCI qbsolv™ and QuOIR™ are trademarks of Quantum Computing Inc.

Intel® is a trademark of Intel Corporation. 100220

Key Stats - OTCQB: QUBT

QCi QUANTUM COMPUTING INC. OTCQB:QUBT

Stock Price *(10/2/20)*	**$3.80**	**Revenue *mrq***	-
52 Week Low-High	$0.78 - $6.88	**Net Loss *mrq***	$1.8M
Avg. Volume *(30-day)*	39,861	**Cash & cash equiv.** @10/1/20[1]	$4.0M
Shares Outstanding	16.7M	**Total Assets** @6/30/20	$531K
Public Float, *est.*	1.8M	**Total Debt** @6/30/20	$2.0M
Market Cap	$63.3M	**Total Liabilities** @6/30/20	$3.5M
Insider Holdings, est.	25%	**Employees (full/part)**	15
Institutional Holdings	5%	**Fiscal Year End**	Dec. 31


QUBT Daily
10/02/20
Volume
©BigCharts.com
Thousands

Sources: otcmarkets.com, Yahoo!Finance, QCI Form 10-Q, QCI press releases, IPREO.

Shares outstanding as of September 25, 2020.

Balance sheet data as of June 30, 2020.

1) Includes net proceeds from recently completed private equity raise.

Who We Are

QUANTUM COMPUTING INC.
OTCQB:QUBT

- **Emerging technology leader** in Quantum Computing (QC) software and applications
- QCI is to the first QCs as Microsoft was to the first PCs.
- **We solve the most difficult enterprise-level logistical problems** with unmatched speed and quality of results.[1]
- **Partnered with Splunk** (NASDAQ: SPLK), a $30 billion big data analytics company with 17,500 customers worldwide, including 92 of the Fortune 100.
- **Cloud-based SaaS** recurring revenue model.
- **Accomplished & highly-experienced** development team from Cray, Silicon Graphics, D-Wave, and other major IT firms.
- **Recently entered commercial phase** as the only public pure-play in the high-growth, multi-billion-dollar quantum computing space.


Mukai

Programmers use QCI's proprietary software development and execution platform, **Mukai™**, to create and run quantum applications that solve complex optimization problems at record speeds.

1) Paper: "*QCI Qbsolv Delivers Strong Classical Performance for Quantum-Ready Formulation*," Published May 22, 2020

What is Quantum Computing?

QUANTUM COMPUTING INC.
OTCQB:QUBT

Quantum Computing involves controlling and manipulating nature's smallest objects — single atoms and photons, rather than electronic circuits — to create on/off states that process information.

The technology is based upon on two key concepts of Quantum Physics: Superposition & Entanglement.

Superposition

If an electron were on skis heading downhill, it wouldn't be unusual for it to go around both sides of a tree simultaneously.

In the world of quantum physics, the same particle can appear **both here AND there simultaneously.**

Such dual positions in space are called ***Super****positions.*



Entanglement

Superposition can also extend between different atomic particles in the form of ***Entanglement.***

This is when a link between two particles is maintained even when they are separated geographically.

Manipulating one particle affects the other instantly — even at vast distances and faster than the speed of light (truly instantly).

Einstein called it, *'Spooky action at a distance.'*



Quantum Computing vs. Classical Computing

QUANTUM COMPUTING INC.
OTCQB:QUBT

	Classical Computing	Quantum Computing
Unit used for Computations and Signal Transmission	**Bit:** composed of 0 or 1, but never both simultaneously. Linear patterns of bits represent certain characters. Examples: 01000001 = A, 01000010 = B Because a Bit is binary (0 or 1) – or on or off - only one thing can be calculated at a time, limiting speed.	**Qubit** (short for quantum bit): Thanks to **Superposition**, 0 and 1 can occur sequentially ***OR*** as a both 0 and 1 simultaneously (i.e., trinary). Example: 01000001 or 01000010 = A and B simultaneously Because a Qubit can be binary, trinary or more, multiple possibilities can be calculated simultaneously and therefore at faster speeds.
Best Suited or Ideal Applications (Examples)	• Productivity and entertainment (word processing, spreadsheets, video games) • Systems, controls and devices (i.e., PCs, Smartphones, GPS, thermostats, cameras) • Storage and retrieval of information	Certain high-value problems in business, research, and government: • Computing large sets of possibilities or variables. • Analyzing complex, vast data sets. • Require rapid, immediate solutions (i.e., disaster recovery, routing).
Machine Size, Weight & Power	• Can be reduced into compact, lightweight space. • Low power requirements and no cooling.	• Larger and heavier, and requires relatively larger operating space. • Requires near absolute zero cooling; however, QCs are more energy efficient at the computational level.
Computational Speed	Today's fastest Supercomputer can still edge out the fastest Quantum Computer — although the gap is closing.	QC has yet to surpass the speed of classical Supercomputers. However, using QC concepts on classical computers, or classical & QC operating symbiotically, can now achieve speeds faster than traditional classical approaches — *thanks to QCI's Mukai.*

QCs are not expected to replace classical computing for most tasks.
Instead, they will continue to be complementary and rely upon classical computers to operate.

Today's Leading Quantum Computers

New Technology – New Designs

QUANTUM COMPUTING INC.
OTCQB:QUBT

IBM Q



rigetti



IONQ



Honeywell



D:Wave



Others include Google, Microsoft, and Fujitsu

Quantum Computing Addresses a Broad Selection of Applications with Far Ranging Benefits

QUANTUM COMPUTING INC.
OTCQB:QUBT

Transportation/Logistics

Optimized transportation routing for dynamic and emergency scenarios.

Supply chain routing & logistics

Material Sciences

Improved chemistry simulations for discovering novel useful materials.

Pharma & Healthcare

Drug discovery, better clinical trial design, molecular modeling.



Finance & Investment

Faster and better portfolio optimization, risk modeling, and derivatives creation.

Government & Security

Improved disaster response

faster detection of fraud and bad actors, stronger cyber security and national security, intercept-proof communications

Sustainability

Vastly reduced energy loss through optimized routing, design, and new materials.

Example Quantum Computing Application

Optimization for Transportation

QUANTUM COMPUTING INC.
OTCQB:QUBT

- QCs can potentially solve certain highly complex transportation-related problems considerably faster than conventional supercomputers.
- Ranging from traffic routing to material science and **autonomous** driving.
- Solutions for certain problems may only be obtainable with future QCs.



Traffic Optimization


Barrier
Solid White
Bypass Vehicle
Vehicle
Solid White
Segmented White

AI Optimization for Autonomous Driving


Material Simulation
Battery Optimization

Material Simulation & Battery Optimization

The Quantum Landscape

QCi QUANTUM COMPUTING INC.
OTCQB:QUBT

- **The Next Big Wave:** Emergence of quantum computing has catalyzed a new revolution in technology.
- **Major Investment:** Industry giants like IBM, Microsoft, Google, Amazon and Honeywell are investing huge resources, as well as the U.S., China, and EMEA.
- **Growing Demand:** While it could still be years before quantum hardware shows real business advantages operating independently from classical computers, the market is demanding results today.
- **First Mover Advantage:** Just as software and apps were the keys to the PC and smartphone revolutions, the same holds true for quantum computing: First movers were and will be the biggest winners.
- **QCI is the Only Public Pure-Play:**
  - QCI is the only publicly-traded company 100% focused on quantum software development and leading the transition from classical to quantum computing.
  - QCI/Mukai is to the first QCs as Microsoft/DOS was to the first PCs.



IBM **Q**

Quantum Opportunity by the Numbers

QUANTUM COMPUTING INC.
OTCQB:QUBT

- **Large, Fast-Growing Market:** 56% CAGR to $65 billion by 2030[1]
- **Major Benefits:** Quantum solutions to create competitive advantage for 25% of Fortune Global 500 by 2023.[2]
- Growing Adoption: 20% of organizations will budget for Quantum Computing projects by 2023, up from <1% today.[2]



Global Quantum Computing Market[1]
$65B
by 2030
@56%
CAGR[1]
$65B
56% CAGR 2019-2030
$0.5B
19 20 21 22 23 24 25 26 27 28 29 30

1) Research and Markets Worldwide Quantum Computing Market report, April 2020
2) IDC & Gartner per Forbes.com 2/13/2020

Industry Driver

Major Gov't, Commercial & Academia Investment

QUANTUM COMPUTING INC.
OTCQB:QUBT

- **U.S. National Quantum Initiative Act of 2019** provides $1.2 billion over five years to support U.S. quantum computing development.
- **Aug. 2020:** Consortium of Dept of Energy, private sector and academic institutions committed $756M to establish five U.S. Quantum Information Science Research Centers
  - Centers to be led by teams from DoE's national laboratories: Lawrence Berkeley, Oak Ridge, Fermi, Brookhaven and Argonne.
  - Private sector and academic institutions to conduct research on quantum computing, sensing, networking, and materials manufacturing.

Industry Evolution

QUANTUM COMPUTING INC.
OTCQB:QUBT

10 Years+ - "Quantum Ubiquity"

- QCs can solve problems that no classical computer can solve in any feasible amount of time.
- Broad ecosystem of hardware providers and software applications.
- $65 billion global industry, up more than 10x from 2019.

Next 5 – 10 Years - "Quantum Advantage"

- Quantum computers can finally solve certain high-value problems faster than classical.
- Demand for QC development tools intensifies.
- Quantum applications for business, national defense, and other domains begin to flourish.

Quantum Era – First Quantum Qubit 1998[1]

- Today, several different types of QCs are accessible via Cloud.
- QCs can solve high value optimization problems but are still not faster than classical computers.
- Quantum-ready applications run today on classical GPUs/CPUs and fully on cloud-based QCs.

Classical Era – Computer Chip Invented 1947[1]

- Can be readily used for most applications and problems.
- However, technology is quickly approaching the limits of Moore's Law (limit to number of transistors on a single chip).
- Cannot solve many high-value, highly complex computing problems or at practical speed.



1) Wikipedia
2) Research & Markets Quantum Computing Market Report, April 2020

Our Mukai Solution

Our Mukai software platform can be used to solve extremely complex optimization problems at the heart of some of the most difficult computing challenges in industry and government.

Mukai connects directly or via AWS Braket to IBM, Rigetti, IonQ and D-Wave Quantum Computers.

High-Value Focused

Mukai provides a software foundation for quantum application development and execution.

Offers a set of high-value applications where we have demonstrable expertise.

Market-Scalable Infrastructure

Cloud-based, highly scalable.

Users connect directly to QCs or via AWS via a simplified Subject Matter Expert (SME) user interface.


Mukai

Broad Global Markets

We target markets where our software can be used to solve high-value problems in optimization, finance, healthcare, and government.

Forward Compatible

Mukai operates today on both classical systems and quantum systems.

Mukai solvers will then run better solely on quantum processors once they demonstrate performance advantage, but without needing to rewrite code (preserving investment).

Proven Best-in-Class Performance

QCI
QUANTUM COMPUTING INC.
OTCQB:QUBT

- June 2020: a new benchmark study revealed that QCI qbsolv™, a key component of Mukai, delivered on its promise of immediate performance benefits from quantum-ready methods running on classical computers.
- Performance benefits eliminate one of the greatest obstacles to the development and adoption of QC applications.
- Mukai provided better results than currently used software to solve complex optimization problems faced by nearly every major company and government agency worldwide.
- While future quantum computers are expected to deliver even greater performance benefits, Mukai delivers today the best-known quality of results, time-to-solution, and diversity of solutions in a commercially available service.
- This superior capability enables business and government organizations to become quantum-ready today while realizing immediate benefits from improved performance.



arXiv:2005.11294v1 [quant-ph] 22 May 2020

QCI Qbsolv Delivers Strong Classical Performance for Quantum-Ready Formulation

Michael Booth, Quantum Computing Inc., Leesburg, VA, USA
Jesse Berwald, Quantum Computing Inc., Leesburg, VA, USA, ORCID 0000-0003-4741-2427
Uchenna Chukwu, Quantum Computing Inc., Leesburg, VA, USA, ORCID 0000-0002-1311-3827
John Dawson, Quantum Computing Inc., Leesburg, VA, USA
Raouf Dridi, Quantum Computing Inc., Leesburg, VA, USA
DeYung Le, Quantum Computing Inc., Leesburg, VA, USA
Mark Wainger, Quantum Computing Inc., Leesburg, VA, USA
Steven P. Reinhardt, Quantum Computing Inc., Leesburg, VA, USA, ORCID 0000-0003-4355-6693

This benchmark study details Mukai's superior performance and is publicly available at arxiv.org/abs/2005.11294.

Example of Mukai Quantum-Ready Application

Quantum Asset Allocator (QAA) Application

- Allows small- and medium-sized funds to optimize their asset allocation — previously the province of large firms and funds.
- Quickly returns optimal or near-optimal interactive solutions and analyses of financial asset allocation problems, leading to unprecedented insight.
- Demonstrated superior portfolio performance using Mukai's quantum-enabled techniques on both classical and quantum computing hardware.
- First beta client: $600M AUM hedge fund. Currently evaluating QAA to optimize its portfolio against expected returns.



Market Opportunity

17,000 Mutual Funds and Hedge Funds in U.S.

2,000 Immediately Addressable Funds

$50,000 Annual Cost Per User, est.

$100 Million Annual Revenue Opportunity

Example of Mukai Quantum-Ready Application

Community Detection Application

- Community detection is a broadly useful technique across domains.
- Well suited for leveraging quantum computing methodologies.
- Implemented as an underlying kernel in the Mukai stack used by applications for use across multiple industries and government:



Sales & Marketing

Social Network Analysis for accurate market segmentation and targeting.

Biotechnology

Improved epidemiology models for epidemics.

Cohort segmentation and analysis for improved clinical trial design.

Government/Security

Improved anomaly detection for earlier detection of criminal activity, fraud and cyber bots.

Example of a Quantum-Ready Application

Retail: In-Warehouse Grocery Order Fulfillment

QUANTUM COMPUTING INC.
OTCQB:QUBT

The Challenge:

- Online grocers compete on quality, price, selection, and delivery speed in a market with notoriously thin margins.
- Ability to fill online orders quickly and accurately is essential, especially with many perishable items that must remain cold.

Potential Solution:

- Automate warehouse with robotic vehicles that collect items from bins and place them in the appropriate shipping containers.
- The more vehicles that can move about without colliding, the more efficiently the warehouse can operate.
- Requires logistics and path optimization that has a vast number of variables and data points. Such *"constrained-optimization problems"* is one area where quantum computing solvers excel.
- With Mukai, developers can specify the constraints and how to measure the cost of a solution explicitly. Mukai then finds excellent answers quickly.
- Problems that could not be solved fast enough, or solved in their full complexity, can now be quickly solved with the new power of Mukai.

Quantum Case Study: Ocado[1]

- World's largest online-only grocery retailer
- $1.4 billion in annual sales, based in U.K.
- 1.7 million items processed daily

Initial Problem: 3 temperature regimes for 50,000 product types. Many must be segregated or have very short expirations dates.

Solution: AI/Machine Learning calculates all aspects of operations when controlling new robotic vehicles.

New Problem: So many variables that according to CTO, Paul Clarke: "We're bumping up against Moore's Law."

New Solution: Company looking to quantum computing to deliver the processing power required.


Ocado's Robotic Order Fulfillment Warehouse
AA-C28 WP3A
Shipping Bins
(bird's eye view)

1) Forbes Magazine

Mukai Quantum-Enabled Software Platform


Applications
(Examples)
Online Retail
Logistics App
Fintech
Quantum Asset Allocator App
Pharma / Healthcare
Community Detection App
Cyber Security / AI
3rd Party App
Mukai Platform Components
QCI NetworkX
Constrained Optimization API (QuOIR™)
Mukai Solvers, i.e., QBSolv™
3rd Party Hardware Cloud-Based
Classical CPU/GPU
Gate-Model Quantum Processor
Annealing Quantum Processor

Quantum Applications

Multiple revenue-generating opportunities.

Attracts strategic partnerships with government agencies, businesses, and national labs.

Mukai Software Stack

Software stack enables developers to create and execute quantum-ready applications on classical computers and which are also ready to run on quantum computers.

Mukai provides superior performance for key applications even when running on classical computers.

Computer Hardware

Mukai directs the execution of problems to either classical (Intel® or AMD processor-based) or a hybrid of quantum & classical computers according to user guidance.

Developers can evaluate different quantum processing units (QPUs) simply by selecting the target QC from within the Mukai interface.

Mukai Revenue Model - Examples

QUANTUM COMPUTING INC.
OTCQB:QUBT

Application	Markets	Addressable Market Size	SaaS Revenue Model[1] Year 1 Target
Optimization Cloud or Onsite Deployment	Advertising/Marketing, Aerospace/Defense Biotech Chemical/Materials Utilities Supply Chain/Transportation	$22 Billion+ [2]	$25,000 Annually x 200 Users $5M ATV (Annualized Contract Value)
QAA – Asset Allocation Cloud or Onsite Deployment	Portfolio Optimization Risk Management	$990 Million+ [3]	$50,000 Annually x 50 Users $2.5M ATV
Community Detection	Cyber Security, Healthcare, Government, Infectious Disease Modeling	$156 Billion+ [4]	TBD
	Total	$157 Billion+	$7.5M ATV

Other potential revenue sources:

- Government or Commercial R&D contracts
- Consulting

Typical SaaS Gross Margins of 60% - 70%

1) Mukai can be access via AWS as a SaaS model charging by time increments (hours) or by license cost if run on premises.
2) Research & Markets Jan. 2020: Global Supply Chain Management Software Market
3) Grandview Research July 2020: AI In Asset Management Market Size, Share & Trends
4) Grandview Research Jan. 2020: Cyber Security Market Size, Share & Trends.

QCi
QUANTUM COMPUTING INC.
OTCQB:QUBT

Key Partnerships – Industry & Academia

- Splunk (NASDAQ: SPLK) Partnership - March 2020
  - $30 billion Big Data analytics company
  - 17,500 customers worldwide—including 92 of Fortune 100
  - Helps customers investigate, monitor, analyze and act on data from any source and at any scale.
- QCI is a member of a consortium of universities focused on advancing Quantum Computing
  - Purdue University, Indiana University, and University of Notre Dame.
  - Planned Industry/University Cooperative Research Center for Quantum Technologies currently seeking DoE and National Science Foundation (NSF) funding/grant.
  - July 2020: QCI presented at 3-day virtual workshop on quantum computing.
    - Hosted by Purdue University
    - Attendees included several prospective customers: AFRL, GE Research, Cummins, and Eli Lilly.

splunk>

NASDAQ: SPLK

PURDUE UNIVERSITY

INDIANA UNIVERSITY

UNIVERSITY OF NOTRE DAME

Comparative Valuation – Per Recent Funding/M&A

QUANTUM COMPUTING INC.
OTCQB:QUBT

	Company Description	Most Recent Funding Round Description	Last Funding Amount	Most Recent Valuation
ILOG	International software company acquired by IBM for $340M.	N/A	$340M	$340M
PsiQuantum	Developer of a general-purpose silicon photonic computer designed to facilitate quantum computing operations.	Series C venture funding led by Atomico, April 2020.	$230M	$530M
ionQ	Developer of atomic quantum computer technology designed to address a broad array of applications.	Series B venture funding in a deal led by Samsung Catalyst Fund, June 2020.	$62M	$192M
Rigetti	Develops quantum computing integrated circuits.	Series C and Series C-1 venture funding in a deal led by Bessemer Venture Partners, August 2020.	$129M	$129M
QC Ware	Develops computing software designed to provide enterprise service that run quantum hardware.	Series A venture funding led by Citigroup (NYSE: C) and Goldman Sachs Growth, July 2018.	$8M	$47M
D-Wave	World's first company to sell quantum computers.	D-Wave planning to raise $10M of funding from NEC Corporation. D-Wave previously raised $27.95M in convertible debt financing in Dec. 2019.	$10M	N/A
			Average Valuation:	$248M
QCI	Emerging technology leader in quantum computing software and applications.	Private equity funding.	QCI Market Cap:	$63.3M

Source: Pitchbook

Highly-Experienced Management Team with Strong Record of Results

QCI QUANTUM COMPUTING INC.
OTCQB:QUBT



Robert Liscouski
President, CEO & Chairman

35+ years' executive experience at public and private companies, and federal agencies.

Appointed by President George W. Bush as first Assistant Secretary for Infrastructure Protection.

Diplomatic security service special agent with the U.S. Department of State.

Served in senior management roles at Implant Sciences Corporation, Coca-Cola Company and Orion Scientific Systems.

B.S. from John Jay College and Master's from Harvard University.



Chris Roberts
CFO & Director

30+ years' experience in corporate finance, business law, business development, information technology, marketing and government contracting.

Senior management and finance executive positions at a number of public and private companies involved in aerospace, defense and information technology, including Secure Point Technologies, Systems Made Simple, Integral Systems, and Pearson Analytic Solutions.

B.S. in Electrical Engineering and Master's degree from MIT. Juris Doctor, University of Virginia Law School.



Michael Booth
CTO

30 years' experience in application design and development.

Served in the benchmarking division at D-Wave Systems, the world's first commercial supplier of quantum computers, where he developed qbsolv and benchmarking algorithms.

20 years at Cray Research and five years at Silicon Graphics.

B.S. in Mechanical Engineering from The University of Memphis. Post-graduate studies at The University of Tennessee Space Institute.



Steve Reinhardt
VP, Product Development

40 years of senior level experience in software and hardware engineering, development, and innovation.

At D-Wave Systems led teams to develop quantum computing tools like qbsolv. Helped customers map out problems for effective execution on D-Wave's quantum-annealing-based quantum computer.

B.S. in Computer Sciences from Yale University, and master's degree from University of Minnesota.



Mark Wainger
Director, App Development

35+ years of innovation and entrepreneurial experience in computer and IT, finance, banking.

Co-founder, CEO, CTO and director of several tech-focused companies.

Co-founded the fixed income analytics software company, Global Advanced Technology Corp. (GAT), with noted NYU finance professor, Thomas Ho.

Conducted scientific research at Exxon Research & Engineering.

B.S. in Chemistry & Physics from MIT. Master's Degree in Applied Science, New York University.



John Dawson
Director, Program Mgmt

25+ years' experience leading software development, IT teams and managing technology relationships.

Led Cray Research's worldwide IT organization and the software development team for Cray's massively parallel and vector supercomputers.

Co-founded and served at Unlimited Scale, which developed a Linux-based distributed operating system for high performance computing.

B.S. from University of Wisconsin.